                                                                 EXHIBIT (10)(t)


                                                                  EXECUTION COPY

                          FIRST AMENDMENT AND CONSENT

         This FIRST AMENDMENT AND CONSENT, dated as of February 1, 2002 (this "Amendment"), is made by and among (a) CLAIRE'S STORES, INC, a Florida corporation (the "Borrower"), (b) the lending institutions listed on the signature pages hereto (collectively, the "Lenders") (c) FLEET NATIONAL BANK, a national banking association, as administrative agent (in such capacity the "Administrative Agent") for the Lenders, and (d) SUNTRUST BANK (F/K/A/ SUNTRUST BANK, SOUTH FLORIDA, N.A.), as documentation agent (in such capacity, the "Documentation Agent", and together with the Administrative Agent, the "Agents"). Capitalized terms used herein without definition shall have the respective meanings herein assigned to such terms in the Credit Agreement referred to below.

         WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Documentation Agent are parties to that certain Credit Agreement, dated as of December 1, 1999 (as in effect on the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower has informed the Administrative Agent that it wishes to dispose of the operations of Lux Corporation, a Washington corporation and a Wholly Owned Subsidiary Guarantor ("Lux"), by way of sale, lease, assignment, conveyance, dissolution, transfer, or otherwise (the "Lux Disposition"), subject to the terms and conditions contained herein;

         WHEREAS, the Borrower has requested that the Lenders (a) consent to the Lux Disposition, and (b) amend certain terms of the Credit Agreement in connection with the Lux Disposition and otherwise in order to, among other things, (1) provide for certain adjustments to the definition of Consolidated EBITDA set forth therein, and (2) amend certain financial and negative covenants contained therein; and

         WHEREAS, the Lenders have agreed, subject to the terms and conditions set forth in this Amendment, to (a) consent to the Lux Disposition and (b) amend the Credit Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained in the Credit Agreement and in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 4 of this Amendment, the Credit Agreement is hereby amended as follows:

         (a) AMENDMENTS TO DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended as follows:

                  (i) The definition of "Consolidated EBITDA" is amended and restated in its entirety as follows:

                  "CONSOLIDATED EBITDA": for any period of four consecutive fiscal quarters of the Borrower, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) up to $15,000,000 of any extraordinary, unusual or non-recurring expenses or losses incurred on or prior to January 31, 2001 (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business), (f) up to $25,000,000 of non-recurring, non-cash, after-tax charges incurred by the Borrower in connection with the Lux Disposition, and (g) the amount of actual operating losses sustained by Lux during the fiscal year ended February 2, 2002 and thereafter until consummation of the Lux Disposition, and minus, to the extent included in the statement of such Consolidated Net Income for such period, any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), as determined on a consolidated basis."

         (ii) The definition of "Consolidated Fixed Charges" is hereby amended by deleting clause (d) set forth in such definition in its entirety and replacing it with the following new clause (d):

                  "(d) any and all scheduled repayments of principal made during such period with respect to Indebtedness of the Borrower or any of its Subsidiaries (including the scheduled principal payments in respect of the Term Loans as set forth in Section 2.3); provided that, solely for purposes of calculating the Fixed Charge Coverage Ratio, the prepayment of principal made in respect of the Term Loan on the First Amendment Effective Date shall be treated as having been made on the regularly scheduled installment dates, and in the corresponding principal amounts, as set forth in Section 2.3, as such Section was in effect prior to the First Amendment Effective Date."

         (iii) The definition of "Consolidated Total Net Debt" is amended and restated in its entirety as follows:

                  "Consolidated Total Debt": at any time, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries (excluding all obligations of the Borrower and its Subsidiaries in respect of undrawn letters of credit) as such date, as determined on a consolidated basis in accordance with GAAP."

         (iv) The following new definitions shall be inserted in Section 1.1 in their appropriate places in the alphabetical order:

                  "First Amendment Effective Date": February 1, 2002.

                  "Lux": shall refer to Lux Corporation, a Washington corporation and a Wholly-Owned Subsidiary of the Borrower.

                           "Lux Disposition": shall refer to the Borrower's
                  disposition of the operations of Lux by way of sale, lease, assignment, conveyance, transfer, dissolution (whether in connection with a proceeding under bankruptcy related law or by resolution of its shareholders or otherwise)."

         (b) AMENDMENT TO SECTION 2.3. Section 2.3 of the Credit Agreement is hereby amended by deleting the table of installments dates and amounts set forth in such Section 2.3 and replacing it with the following new table:

                  Installment Date                 Principal Amount
                  ----------------                 ----------------
                  February 1, 2002                   $20,000,000
                  March 31, 2002                     $         0
                  June 30, 2002                      $         0
                  September 30, 2002                 $         0
                  December 31, 2002                  $20,000,000
                  March 31, 2003                     $ 3,333,333
                  June 30, 2003                      $ 3,333,333
                  September 30, 2003                 $ 3,333,333
                  December 31, 2003                  $30,000,000
                  March 31, 2004                     $ 3,750,000
                  June 30, 2004                      $ 3,750,000
                  September 30, 2004                 $ 3,750,000
                  December 1, 2004                   $33,750,000

         (c) AMENDMENTS TO FINANCIAL AND NEGATIVE COVENANTS. Section 7 of the Credit Agreement is hereby amended as follows:

                  (i) Section 7.1(a) of the Credit Agreement is amended and restated in its entirety as follows:

                           "(a) Consolidated Leverage Ratio. Permit the
                  Consolidated Leverage Ratio as at any date to exceed the ratio set forth in the table below opposite the period in which such test date falls:

                          Period                    Consolidated Leverage Ratio
                          ------                    ---------------------------
               on or prior to January 31, 2003             1.50 to 1.00
         February 1, 2003 through January 30, 2004         1.25 to 1.00
         January 31, 2004 and all times thereafter         0.75 to 1.00

                  (ii) Section 7.1(b) of the Credit Agreement is hereby amended by replacing the ratio "1.50 to 1.00" with the ratio "1.25 to 1.00".

                  (iii) Section 7.6(b) of the Credit Agreement is hereby amended by deleting the following words contained in such Section, "the greater of (i) 20% of Consolidated Net Income for the immediate preceding fiscal year and (ii)".

         (iv) Section 7.6(c) of the Credit Agreement is hereby amended by inserting the following proviso immediately before the period contained at the end of such Section, "provided that, after giving effect to any such purchase, Consolidated Excess Liquid Assets must be greater than the then outstanding principal amount of the Term Loan".

         (v) Section 7.7(e) of the Credit Agreement is hereby amended by inserting a comma immediately before the semicolon at the end of such paragraph
(e) followed by the words, "and (iii) in the case of any such Investment that results in the creation or acquisition of a Domestic Subsidiary, after giving effect to such Investment, Consolidated Excess Liquid Assets must be greater than the then outstanding principal amount of the Term Loan".

         (vi) Section 7.7 of the Credit Agreement is hereby amended by replacing the period following clause (g) of such Section with a semicolon and inserting the following new clause (h) immediately thereafter:

                  "(h) any bond, debenture or other debt or equity security of any Person issued to or in favor of the Borrower, in all cases pursuant to the terms of the Lux Disposition."

         (d) AMENDMENT TO ANNEX A. Annex A to the Credit Agreement is hereby amended by deleting the table set forth in such Annex in its entirety and replacing it with the following new table:

         >2.00 to 1.00               1.00%             0.00%
         -
         >1.75 to 1.00              1.125%            0.125%
         -
         >1.50 to 1.00               1.25%             0.25%
         -
         <1.50 to 1.00               1.50%             0.50%


   2. CONSENT TO DISPOSITION OF LUX; WAIVER; RELEASE OF SUBSIDIARY GUARANTOR.

         (a) Subject to the terms and conditions set forth herein, the Agents and the Lenders hereby consent to the Lux Disposition; provided that such Disposition shall not (i) result in the incurrence of any Indebtedness by the Borrower and/or its Affiliates, (ii) involve the disposition of Lux assets consisting of cash other than petty cash in an aggregate amount not to exceed one million dollars ($1,000,000), or (iii) result in the incurrence by the Borrower of a non-recurring, non-cash, after-tax charge in excess of $25,000,000.

         (b) Subject to the terms and conditions set forth herein, including those set forth in Section 2(a) above, the Agents and the Lenders hereby waive any Default or Event of Default under the Credit Agreement (as amended hereby) solely to the extent that such Default or Event of Default arises in connection with the Lux Disposition.

         (c) Subject to the satisfaction of the terms and conditions set forth herein and upon consummation of the Lux Disposition, the Administrative Agent, on behalf of the Agents and the Lenders, shall release Lux from its obligations as a Subsidiary Guarantor under that certain Guarantee, dated as of December 1, 1999 (the "Guarantee"), by and among the Subsidiary Guarantors and the Administrative Agent; and the Guarantee shall have no further force and effect with respect to Lux. Nothing contained herein shall impair or otherwise adversely affect the rights of the Agents and the Lenders under or in respect of the Guarantee with respect to each of the Subsidiary Guarantors other than Lux.

         3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents, warrants and covenants to each of the Agents and the Lenders as follows:

                  (a) each of the representations and warranties of the Borrower contained in the Credit Agreement was true in all material respects as of the date as of which it was made, and, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement (as amended hereby) and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse or to the extent that such representations and warranties relate expressly to an earlier date, such representations and warranties also are true in all material respects as of the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment after giving effect to this Amendment;

                  (b) this Amendment has been duly authorized, executed and delivered by the Borrower and each of the Subsidiary Guarantors and is in full force and effect;

                  (c) upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrower and the subsidiary Guarantors, enforceable in accordance with its terms, except as enforceability may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally; and

                  (d) the Borrower's 2003 and 2004 fiscal years will end on February 1, 2003 and January 31, 2004, respectively.

         4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date on which the last of each of the following conditions precedent have been satisfied (the "Closing Date"):

                  (a) This Amendment shall have been duly executed and delivered by each of the Borrower, the Subsidiary Guarantors, the Agents and the Required Lenders.

                  (b) The Administrative Agent shall have received twenty million Dollars ($20,000,000) in immediately available funds (the "Closing Date Payment"), for direct application by the Administrative Agent against the scheduled installments of principal due on the Term Loan in the 2002 calendar year as set forth in Section 2.3 of the Credit Agreement (prior to giving effect to this Amendment), to be credited to the Lenders on a pro rata basis in accordance with their respective Term Commitments.

                  (c) The Administrative Agent shall have received an opinion of counsel to the Borrower addressed to the Administrative Agent and the Lenders in form and substance reasonably satisfactory to the Administrative Agent.

                  (d) The Administrative Agent shall have received the Amendment Fee (as such term is defined in Section 5 below).

          5. AMENDMENT FEE. On the Closing Date, the Borrower shall pay to the Administrative Agent in immediately available funds for the pro rata account of the Approving Lenders (as such term is defined below) an amendment fee in the amount of 0.15% of the Commitment of each of the Approving Lenders (as calculated after giving effect to the Closing Date Payment) (the "Amendment Fee"). The "Approving Lenders" shall be all of the Lenders who have executed and delivered this Amendment to the Administrative Agent on or before 5:00 p.m. (Boston time) on the Closing Date, provided that no Lender shall be an "Approving Lender" unless this Amendment becomes effective.

          6. RATIFICATION, ETC. The Credit Agreement, as amended hereby, and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Loan Documents or any related agreement or instrument to the "Credit Agreement" shall hereafter refer to the Credit Agreement as amended by this Amendment. This Amendment and the Credit Agreement shall be read and construed as one instrument.

          7. NO IMPLIED WAIVER. Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Agents and the Lenders to enter into or grant any similar or other future amendments, consents or waivers. The amendments, consent, waiver and release contained in this Amendment are limited strictly to their terms, shall apply only to the specific matters and events described herein, shall not extend to or affect any of the Borrower's or Subsidiary Guarantors' other obligations contained in the Credit Agreement or any other Loan Document. Subject to Sections 2(b) and (c) hereof, nothing contained in this Amendment shall be deemed to be a waiver of, or shall in any way impair or prejudice, any rights of the Agents or the Lenders under the Credit Agreement or any other Loan Document.

          8. EXPENSES. The Borrower hereby agrees that all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation and negotiation of this Amendment (including reasonable legal fees) are for the account of the Borrower, in accordance with the provisions of Section 10.5 of the Credit Agreement.

          9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         10. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.


                                    CLAIRE'S STORES, INC., as Borrower



                                    By: /s/ Ira D. Kaplan
                                       ----------------------------------
                                       Name:  Ira D. Kaplan
                                       Title: Senior Vice President

                                    FLEET NATIONAL BANK, as Administrative
                                        Agent and as a Lender



                                    By: /s/ Alexis Griffin
                                       --------------------------------
                                       Name:  Alexis Griffin
                                       Title: Assistant Vice President

                                    SUNTRUST BANK (f/k/a Suntrust Bank, South
                                        Florida, N.A.), as Documentation Agent
                                        and as a Lender



                                    By: /s/ David G. Jones
                                       ----------------------------------------
                                       Name:  David G. Jones
                                       Title: Managing Director

                                    LaSALLE BANK NATIONAL ASSOCIATION,
                                        as a Lender



                                    By: /s/ Stephanie Kline
                                       ------------------------------------
                                       Name:  Stephanie Kline
                                       Title: Assistant Vice President

                                    UNION BANK OF CALIFORNIA, as a Lender



                                    By: /s/ Maya Malas
                                       ----------------------------------
                                       Name:   Maya Malas
                                       Title:  Credit Officer

                                             BANKATLANTIC, A FEDERAL SAVINGS
                                             BANK, as a Lender

                                             By: Jeffrey Bilus
                                                 --------------------------
                                                 Name: Jeffrey Bilus
                                                 Title: S.V.P.

                                             BANK LEUMI USA, as a Lender

                                             By: John Koenigsburg
                                                 --------------------------
                                                 Name: John Koenigsburg
                                                 Title: First Vice President


                                                 Glenn D. Kreutzer
                                                 --------------------------
                                                 Bank Officer

                                    BANK ONE, N.A., as a Lender



                                    By: /s/ Vincent R. Henchels
                                       ---------------------------------------
                                       Name:  Vincent R. Henchels
                                       Title: Director

                                    THE ROYAL BANK OF SCOTLAND plc, as a
                                        Lender



                                    By: /s/ Peter Corcoran
                                       -------------------------------------
                                       Name:  Peter Corcoran
                                       Title: Deputy Regional Corporate
                                              Director

                                    ISRAEL DISCOUNT BANK OF NEW YORK



                                    By: /s/ Karen Chen
                                       -------------------------------
                                       Name:  Karen Chen
                                       Title: Assistant Manager



                                    By: /s/ Ronald J. Rorckvanni
                                       --------------------------------
                                       Name:  Ronald J. Rorckvanni
                                       Title: First Vice President

                                    RZB - FINANCE LLC, as a Lender


                                    By:    /s/ John A. Valiska
                                        --------------------------
                                        Name: John A. Valiska
                                        Title: Vice President


                                          /s/ Frank J. Yautz
                                    ------------------------------
                                            FRANK J. YAUTZ
                                         First Vice President

                                    NORDEA BANK OF FINLAND PLC, as a Lender


                                    By:     /s/ Michael J. Maher
                                        ----------------------------
                                        Name: Michael J. Maher
                                        Title: Senior Vice President


                                             /s/ Garry Weiss
                                    --------------------------------
                                               Garry Weiss
                                              Vice President

Acknowledged, accepted and agreed to by
each of the Subsidiary Guarantors as of the date first above written:

LUX CORPORATION



By: /s/ Ira D. Kaplan
   --------------------------------
   Name:  Ira D. Kaplan
   Title: Vice President



CLAIRE'S BOUTIQUES, INC.



By: /s/ Ira D. Kaplan
   --------------------------------
   Name:  Ira D. Kaplan
   Title: Vice President


CSL, INC.



By: /s/ Ira D. Kaplan
   --------------------------------
   Name:  Ira D. Kaplan
   Title: Vice President



CBI DISTRIBUTING CORP.



By: /s/ Ira D. Kaplan
   --------------------------------
   Name:  Ira D. Kaplan
   Title: Vice President


CLAIRE'S PUERTO RICO CORP.



By: /s/ Ira D. Kaplan
   --------------------------------
   Name:  Ira D. Kaplan
   Title: Vice President

CLAIRE'S CANADA CORP.



By: /s/ Ira D. Kaplan
   --------------------------------
   Name:  Ira D. Kaplan
   Title: Vice President



SASSY DOO!, INC.



By: /s/ Ira D. Kaplan
   --------------------------------
   Name:  Ira D. Kaplan
   Title: Vice President